                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Parker Drilling Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

        PARKER
        DRILLING
        COMPANY

PROXY STATEMENT
MARCH 22, 2001
[PD LOGO]

[PHOTO]                                                                  [PHOTO]

[PHOTO]                             [PHOTO]                              [PHOTO]

                                                          LETTER TO STOCKHOLDERS

MARCH 22, 2001

DEAR FELLOW SHAREHOLDERS:
We are pleased to offer you this invitation to attend our 2000 Annual Meeting of Stockholders. The meeting will be held on Wednesday, April 25, 2001, at 10 a.m. Central Time, at the offices of Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma.

At the meeting we will:

        o elect two directors for three-year terms,

        o vote on a proposal to amend our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 120,000,000 to 140,000,000,

        o approve PricewaterhouseCoopers LLP as our independent accountants for 2001, and

        o conduct any other business properly coming before the meeting.

We also will report on our performance in 2000 and answer your questions. You will have the opportunity to meet the directors and officers of the company as well as our independent accountants.

We are pleased to announce that in July 2000, our board appointed Mr. Simon Kukes as a director. Mr. Kukes, a Russian emigre, has extensive experience in Russia and is currently President and Chief Operating Officer of Tyumen Oil Company, a Russian oil and gas company. As we continue to expand our presence in the countries of the former Soviet Union, Mr. Kukes' insight will be extremely valuable.


We will also be announcing at the 2000 Annual Meeting the retirement of our long-time board member Dr. Earnest Gloyna. Dr. Gloyna, a respected engineer and professor at the University of Texas, with a long list of credentials, has given 23 years of excellent service to our board and its committees. We will miss him dearly and thank him for his service.


Again this year, all stockholders will be able to vote on the Internet. Last year, a significant number of our stockholders took advantage of Internet voting. We encourage you to vote on the Internet. It is a simple process and the least expensive way for us to process your vote. We also encourage you to look for our mailing this year that allows you to sign up for Internet delivery of our proxy statement and annual report next year, as this will allow us to greatly reduce our costs in providing proxy materials to you in the future.

We look forward to seeing you at the meeting. If you cannot attend the meeting, please log-on to our Web site as we will be posting a summary of the meeting shortly thereafter.

Sincerely,



    /s/ ROBERT L. PARKER   /s/ ROBERT L. PARKER JR.
    Robert L. Parker       Robert L. Parker Jr.
    Chairman of the Board  President and Chief Executive Officer

 TABLE OF CONTENTS


                                                             PAGE
NOTICE OF 2000 ANNUAL MEETING...............................   3
PROXY STATEMENT.............................................   4
QUESTIONS AND ANSWERS.......................................   5
PROPOSALS TO BE VOTED ON....................................   9
THE BOARD OF DIRECTORS......................................  11
BOARD AND COMMITTEE MEETINGS................................  13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................  14
DIRECTOR COMPENSATION.......................................  15
PRINCIPAL STOCKHOLDERS......................................  16
PERFORMANCE GRAPH...........................................  18
EXECUTIVE COMPENSATION......................................  19
SUMMARY COMPENSATION TABLE..................................  19
OPTION GRANTS...............................................  21
OPTION VALUES...............................................  22
COMPENSATION COMMITTEE REPORT...............................  23
AUDIT COMMITTEE REPORT......................................  25
OTHER INFORMATION...........................................  26
   RELATED TRANSACTIONS.....................................  26
   SEVERANCE COMPENSATION AND CONSULTING AGREEMENTS.........  27
   INDEMNIFICATION..........................................  27
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING.............  27
   COSTS OF PROXY SOLICITATION..............................  27
   REQUIREMENTS FOR SHAREHOLDER PROPOSALS...................  28

APPENDIX A
   CHARTER OF AUDIT COMMITTEE...............................  29

                                                   NOTICE OF 2000 ANNUAL MEETING

The 2000 Annual Meeting of Stockholders of Parker Drilling Company will be held on Wednesday, April 25, 2001, at 10 a.m., Central Time, at the offices of Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma, to conduct the following items of business:

        o elect two directors to three-year terms,

        o vote on a proposal to amend the Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 120,000,000 to 140,000,000,


        o approve PricewaterhouseCoopers LLP as independent accountants for the year 2001, and


        o conduct any other business properly coming before the meeting.

Stockholders who owned shares of our stock at the close of business on March 9, 2001, are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at our office listed above prior to the meeting.

By Order of the Board of Directors,

/s/ RONALD C. POTTER
Ronald C. Potter
Corporate Secretary

 PROXY STATEMENT

As a stockholder of Parker Drilling Company, you have a right to vote on certain matters affecting the Company. This proxy statement discusses the proposals you are voting on this year. Please read this proxy statement carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

In this proxy statement, we refer to Parker Drilling Company as the "Company." We also refer to this proxy statement, the proxy card and our 2000 Annual Report as the "proxy materials."

The Board of Directors is sending proxy materials to you and all other stockholders on or about March 22, 2001. The Board is asking you to vote your shares by completing and returning the proxy card or otherwise submitting your vote in a manner described later in this proxy statement under "Questions and Answers -- How Do I Vote?"

                                                           QUESTIONS AND ANSWERS

Q: WHO CAN VOTE AT THE ANNUAL MEETING?

A: Stockholders who owned Company common stock on March 9, 2001, may attend and vote at the annual meeting. Each share is entitled to one vote. There were 91,800,415 shares of Company common stock outstanding on March 9, 2001.

Q: WHAT IS IN THIS PROXY STATEMENT?

A: This proxy statement describes the proposals on which we would like you, as a stockholder, to vote. It also gives you information on the proposals, as well as other information, so that you can make an informed decision.

Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Robert L. Parker and Robert L. Parker Jr. as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Robert L. Parker and Robert L. Parker Jr. to vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q: WHAT AM I VOTING ON?

A: We are asking you to vote on:

o the election of two directors for a term of three years,

o a proposal to amend the Company's Restated Certificate of Incorporation for the purpose of increasing the authorized number of shares of common stock from 120,000,000 to 140,000,000, and


o the approval of PricewaterhouseCoopers LLP as the Company's independent accountants for the year 2001.


Q: HOW DO I VOTE?

A: YOU MAY VOTE BY MAIL.
You do this by completing and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

o as you instruct, and

o according to the best judgment of Robert L. Parker and Robert L. Parker Jr. if a proposal comes up for a vote at the meeting that is not on the proxy card.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

o for the two named nominees for directors,

o for the proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Company common stock from 120,000,000 to 140,000,000,


o for the approval of PricewaterhouseCoopers LLP as the Company's independent accountants for year 2001, and


o according to the best judgment of Robert L. Parker and Robert L. Parker Jr. if a proposal comes up for a vote at the meeting that is not on the proxy card.

 QUESTIONS AND ANSWERS

YOU MAY VOTE BY TELEPHONE.
You do this by following the "Vote by Telephone" instructions that came with your proxy statement. If you vote by telephone, you do not have to mail in your proxy card.

YOU MAY VOTE ON THE INTERNET.
You do this by following the "Vote by Internet" instructions that came with your proxy statement. If you vote on the Internet, you do not have to mail in your proxy card.

YOU MAY VOTE IN PERSON AT THE MEETING.
We will pass out written ballots to anyone who wants to vote in person at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

Q: HOW DO I VOTE MY STOCK BONUS PLAN (401(K)) SHARES?

A: The proxy card you receive from our transfer agent will include your shares held under the Parker Drilling Company Stock Bonus Plan (401(k)). By completing and returning your proxy card, you provide voting instructions:

o to the transfer agent for shares you hold in your individual name at Wells Fargo Bank Minnesota, N.A., and

o to the Stock Bonus Plan's purchasing agent for shares you hold through the plan.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name or address.

If you would like to combine various household accounts into one for purposes of proxy solicitation, please call our stock transfer agent, (800) 468-9716, and instruct the shareowner services representative to do so.

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote by:

o signing another proxy card with a later date and returning it before the polls close at the meeting,

o voting by telephone or on the Internet before 12:00 p.m., Central Time, on April 24, 2001, (your latest telephone or Internet vote is counted), or

o voting at the meeting.

Q: WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?

A: If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

                                                           QUESTIONS AND ANSWERS

Brokerage firms have authority under New York Stock Exchange rules to vote customers' unvoted shares on some "routine" matters. The New York Stock Exchange has determined that the election of directors and approval of independent accountants described later under "Proposals To Be Voted On" are considered routine matters. The proposal to amend the Company's Restated Certificate of Incorporation is not a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

o vote your shares on routine matters, or

o leave your shares unvoted.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote customers' unvoted shares on non-routine matters. These shares are considered not entitled to vote on non-routine matters, rather than as a vote against the matters.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures that your shares will be voted at the meeting.

You may have granted your stockbroker discretionary voting authority over your account.

Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

A purchasing agent under a retirement plan may be able to vote a participant's unvoted shares. If you are a participant in the Stock Bonus Plan (401(k)), the Plan's purchasing agent, under certain circumstances, can vote your shares.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of March 9, 2001, must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

o is present and votes in person at the meeting, or

o has properly submitted a proxy (including by voting by telephone or over the Internet).

Q: HOW MANY VOTES MUST THE NOMINEES HAVE TO BE ELECTED AS DIRECTORS?

A: The two nominees receiving the highest number of votes for election will be elected as directors. This number is called a plurality of the votes cast.

Q: HOW MANY VOTES MUST THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION RECEIVE TO BE APPROVED?

A: The Amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares from 120,000,000 to 140,000,000 will be approved if a majority of the shares present at the meeting in person or by proxy vote for approval.

 QUESTIONS AND ANSWERS

Q: HOW MANY VOTES MUST PRICEWATERHOUSECOOPERS LLP RECEIVE TO BE APPROVED AS INDEPENDENT ACCOUNTANTS?

A: PricewaterhouseCoopers LLP will be approved if a majority of the shares present at the meeting in person or by proxy vote for approval.

Q: WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

A: The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have completed and returned your proxy, Robert L. Parker and Robert L. Parker Jr. can vote your shares for a substitute nominee. They cannot vote for more than two nominees.

Q: HOW ARE VOTES COUNTED?

A: You may vote either "for" each director nominee or withhold your vote from any one or both of the nominees.

You may vote "for" or "against" the proposal to amend the Restated Certificate of Incorporation and the proposal to approve PricewaterhouseCoopers LLP as independent accounts or abstain from voting on these proposals. If you abstain from voting, it will have the same effect as a vote "against" these proposals.

If you give your proxy without voting instructions, your shares will be counted as a vote for each director nominee, for the proposal to amend the Restated Certificate of Incorporation and for the approval of PricewaterhouseCoopers as independent accountants for 2001.

Voting results are tabulated and certified by our transfer agent, Wells Fargo Bank Minnesota, N.A.

Q: IS MY VOTE KEPT CONFIDENTIAL?

A: Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q: HOW DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce voting results at the meeting. We will publish these results in our quarterly report on Form 10-Q for the second quarter of 2001 which is available on our Web site at www.parkerdrilling.com. We will file that report with the Securities and Exchange Commission, and you can get a copy by contacting our Investor Relations Department at (918) 631-1274 or the SEC at
(202) 942-8090 for the location of the nearest public reference room. You can also get a copy on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov.

                                                        PROPOSALS TO BE VOTED ON

1. ELECTION OF DIRECTORS

Nominees for directors this year are Bernard Duroc-Danner and James E. Barnes. These directors are two of the three directors currently comprising Class II of the three classes of directors. The third director, Dr. Earnest F. Gloyna, is retiring this year. The Board has not yet selected a successor to Dr. Gloyna.

Each nominee is currently a director of the Company and has consented to serve a three year term.

THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

2. AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMPANY COMMON STOCK FROM 120,000,000 TO 140,000,000

We are asking stockholders to approve an amendment to the Restated Certificate of Incorporation of the Company to authorize an increase in the authorized number of shares of Company common stock from 120,000,000 to 140,000,000.

The authorized capital stock of the Company presently consists of 120,000,000 shares of common stock, $0.16 2/3 par value per share and 1,942,000 shares of preferred stock, $1.00 par value per share. The number of shares of common stock outstanding as of February 28, 2001, was 92,256,367. Allowing for the number of shares of common stock outstanding or reserved for future issuance for conversion of the Company's Convertible Subordinated Debentures, for the exercise of stock options and for issuance under the Company's Stock Bonus Plan, only 10,074,057 authorized shares of common stock remain freely available for issuance at this time.

The Board of Directors has determined that the number of unreserved shares of common stock presently available for issuance is not sufficient to provide for future contingencies and needs of the Company, such as possible future business acquisitions, business combinations, financings or other corporate purposes. The Company explores potential acquisitions on a regular basis and may issue shares of common stock in connection with such acquisitions. While the number of authorized shares of common stock is sufficient at this time to provide for the Company's immediate needs, an increase in the authorized number of shares available for issuance would give the Company greater flexibility to respond to future developments and allow common stock to be issued without the expense and delay of a special meeting of stockholders. As of the date of the mailing of this proxy statement, there are no definite proposals in place with respect to any material transactions involving the issuance of common stock. If there are any potential business combinations or transactions which require stockholder approval, such approval will be sought at the appropriate time.


At its last meeting, the Board of Directors adopted a resolution authorizing the necessary amendment to the Restated Certificate of Incorporation to increase the authorized number of shares of Company common stock, subject to shareholder approval. The Board of Directors believes that the proposed amendment will provide certain long-term advantages to the Company and its stockholders. The passage of the proposed amendment would enable the Company to pursue acquisitions or enter into transactions which the Board of Directors has determined

 PROPOSALS TO BE VOTED ON

will provide the potential for growth and profit. If additional authorized shares are available, transactions dependent upon the issuance of additional shares will be less likely to be negatively affected by delays and uncertainties due to the need to obtain stockholder authorization to authorize the number of shares necessary to consummate such transactions. The ability to issue shares, as the Board of Directors determines to be in the Company's best interests in connection with such potential transactions, will also permit the Company to avoid the extra expense which would be incurred in holding special meetings of stockholders solely to approve an increase in the number of shares which the Company has the authority to issue.

The additional authorized shares of common stock could also be used for such purposes as raising additional capital for the operations of the Company. As of the date on which this proxy statement is being mailed, there are no definite plans or arrangements relating to the issuance of any of the additional shares of common stock pursuant to this proposal. Such shares would be available for issuance without further actions by the stockholders, unless required by the Company's Restated Certificate of Incorporation or By-laws, by the rules of the stock exchange on which the common stock may be listed or by applicable law.

In the event additional shares of common stock are issued by the Company, existing holders of shares of common stock would have no preemptive rights under the Company's Restated Certificate of Incorporation or otherwise to purchase any of such shares. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, increase or decrease earnings per share and increase or decrease book value per share of the shares presently outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

3. APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR 2001

We are asking the stockholders to approve PricewaterhouseCoopers LLP ("PWC") as independent accountants for the Company for 2001. The Board of Directors, upon recommendation of the Audit Committee, has unanimously selected PWC as independent accountants for 2001, subject to approval of the stockholders. A representative of PWC will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PWC AS INDEPENDENT ACCOUNTANTS FOR 2001.

OTHER BUSINESS
The Board of Directors knows of no other business to be considered at the meeting. However, if:

o other matters are properly presented at the meeting, or for any adjournment or postponement of the meeting, and

o you have properly submitted your proxy,

then Robert L. Parker and Robert L. Parker Jr. will, with your proxy, vote your shares on those matters according to their best judgment.

                                                          THE BOARD OF DIRECTORS


NOMINEES FOR DIRECTOR (CLASS II) -- WITH TERM OF OFFICE EXPIRING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS


BERNARD DUROC-DANNER
DIRECTOR SINCE 1996
Mr. Duroc-Danner, age 47, is chairman, president and chief executive officer of Weatherford International, Inc., having held these positions since May, 1998. For the previous five years he held the positions of president, chief executive officer and director of Energy Ventures, Inc. ("EVI"). Weatherford International, Inc. is an international manufacturer and supplier of oilfield equipment. Mr. Duroc-Danner is also chairman of Grant Prideco and a director of Caldive International and Universal Compression.

JAMES E. BARNES
DIRECTOR SINCE 1998
Mr. Barnes, age 67, previously served as chairman, president and chief executive officer of MAPCO Inc., a diverse Fortune 500 energy company, which merged in 1998 with The Williams Companies. Mr. Barnes also serves on the boards of Stillwell Financial, Inc. (formerly known as Kansas City Southern Industries, Inc.), BOK Financial Corp. and SBC Communications Inc.

CONTINUING DIRECTORS (CLASS I) -- WITH TERM OF OFFICE EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

DAVID L. FIST
DIRECTOR SINCE 1986
Mr. Fist, age 69, is a member of the law firm of Rosenstein, Fist & Ringold, Tulsa, Oklahoma, having been associated with the firm since 1955. He serves as a director of Peoples State Bank.

JAMES W. LINN
DIRECTOR SINCE 1991
Mr. Linn, age 55, is executive vice president and chief operating officer of the Company and has general charge of the Company's business affairs and its officers. He joined the Company in 1973 and for several years served in international and domestic operations. He was elected vice president of U.S. and Canada operations in 1979, was promoted to senior vice president in September 1981 and was elected to his present position in December 1991. He is a director of Sarkeys Energy Center, University of Oklahoma. Mr. Linn is also a member of the board of directors of the International Association of Drilling Contractors.

R. RUDOLPH REINFRANK
DIRECTOR SINCE 1993
Since January 1, 1997, Mr. Reinfrank, age 45, is a co-founder and managing general partner of Clarity Partners. Prior to the formation of Clarity Partners, Mr. Reinfrank co-founded Rader Reinfrank & Co., LLC, Beverly Hills, California. From May 1993 through December 1996, Mr. Reinfrank was a managing director of the Davis Companies.

 THE BOARD OF DIRECTORS


CONTINUING DIRECTORS (CLASS III) -- WITH TERM OF OFFICE EXPIRING AT THE 2001 ANNUAL MEETING


ROBERT L. PARKER
Director Since 1969

Mr. Parker, age 77, is chairman of the board, having also served as president and chief executive officer of the Company from 1954 until October 1991, since which time he has served only as chairman. He also serves on the board of directors of Clayton Williams Energy, Inc., BOK Financial Corporation, and Wells Fargo Bank Texas, Kerrville, N.A. He is the father of Robert L. Parker Jr.


ROBERT L. PARKER, JR.
Director Since 1973
Mr. Parker Jr., age 52, is president and chief executive officer, having joined the Company in 1973 and was elected president and chief operating officer in 1977 and chief executive officer in December 1991. He previously was elected a vice president in 1973 and executive vice president in 1976. Mr. Parker Jr. is on the board of directors of the American Red Cross, the University of Texas Engineering Foundation Advisory Council, the University of Texas Development Board and the International Association of Drilling Contractors. He is the son of Robert L. Parker.

SIMON E. KUKES
Director Since July 2000
Mr. Kukes, age 54, joined the Company's board in July 2000. He serves as president and chief executive officer of Moscow-based Tyumen Oil Company, one of the world's top 15 private oil companies. He also serves as advisor to the Foreign Policy Association. Mr. Kukes graduated cum laude from Moscow Chemical Technical Institute in 1969 and gained his doctorate in kinetic chemical processes in 1973. From 1979 to 1998, he held top management positions with Phillips Petroleum and Amoco Oil.

NUMBER OF DIRECTORS AND TERMS
The Company currently has nine directors. Due to the retirement of Dr. Earnest
F. Gloyna, the board will effectively have eight directors upon the adjournment of the Annual Meeting. Each current director was elected by the stockholders except for Mr. Barnes, who was appointed by the Board in March 1998 and is standing for re-election this year, and Mr. Kukes, who was appointed by the Board in July 2000 and will stand for election at the 2001 Annual Meeting as a Class III Director. The remaining six directors will continue to serve the terms described in their biographies above.

Our directors serve staggered terms. This is accomplished as follows:

o each director who is elected at an annual meeting of stockholders serves a three-year term,

o the directors are divided into three classes,

o the classes are as nearly equal in number as possible, and

o the term of each class begins on a staggered schedule.

                                                    BOARD AND COMMITTEE MEETINGS

During 2000, the Board of Directors held four regular meetings and five telephonic meetings. Each director attended or participated in all meetings of the Board and applicable committee meetings during 2000, with the exception of Mr. Duroc-Danner and Mr. Reinfrank, who were absent from the 1999 Annual Meeting. The following table describes the Board's committees. The board does not have a nominating committee or a committee serving a similar function.

                                                        NUMBER OF
NAME OF COMMITTEE  FUNCTIONS OF THE                     MEETINGS
AND MEMBERS        COMMITTEE                            IN 2000
-----------------------------------------------------------------

AUDIT              o reviews with management and        Two (2)
                   independent accountants the year-
James E. Barnes*   end financial statements and
Earnest F. Gloyna  material changes in accounting
                   principles or practices
                   o reviews reports of independent
                   accountants and internal auditors
                   o reviews recommendations about
                   internal controls
                   o recommends selection of
                   independent accountants to the
                   Board
-----------------------------------------------------------------

COMPENSATION       o determines the compensation of     One (1)
                   the Chief Executive Officer
R. Rudolph         o reviews and approves:
Reinfrank*         o compensation philosophy of
David Fist                   officers and key
                             employees
                   o programs for annual and long-term
                             compensation
                   o other executive programs
                   o reviews and approves and
                   recommends to the Board the
                   granting of options under stock
                   plans and bonus awards under
                   incentive compensation plans

* Chairperson

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2000:

o none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

o none of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

o none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no committee like that, the entire board of directors) of another entity where one of that entity's executive officers served on the Company's Compensation Committee;

o none of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

o none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no committee like that, the entire board of directors) of another entity where one of that entity's executive officers served as a director on the Company's Board.

                                                           DIRECTOR COMPENSATION


We pay directors who are also officers of the Company $2,000 for each board meeting.


In 2000, compensation for non-employee directors included the following:

o an annual retainer of $7,000

o $2,000 for each board meeting

o $1,000 for each committee meeting

o expenses of attending board and committee meetings

Non-employee directors may participate in the 1997 Parker Drilling Company Stock Plan. Under this Plan non-employee directors are granted stock options at the direction of the entire Board. In 2000, non-employee directors received the following stock options:

o Simon Kukes -- 15,000 options

 PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information concerning beneficial ownership of the Company's common stock as of January 31, 2001, by (a) all persons known by the Company to be beneficial owners of more than five percent (5%) of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Executive Compensation table, and (d) all directors and executive officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                 AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED


                                                  RIGHT       OTHER    PERCENT OF
                                    SHARES      TO ACQUIRE    STOCK    OUTSTANDING
NAME                              OWNED(#)(1)     (#)(2)     (#)(3)      SHARES
----------------------------------------------------------------------------------
MELLON FINANCIAL CORPORATION       5,808,489(4)                           6.30%
DIMENSIONAL FUND ADVISORS          4,621,300(5)                           5.02%
ROBERT L. PARKER                   3,902,289(6)   394,999    105,001      4.20%
ROBERT L. PARKER JR.               1,094,460(7)   758,499    157,501      1.10%
JAMES W. LINN                        221,200      430,749     82,251      *
JAMES J. DAVIS                        99,603(8)   373,749     82,251      *
THOMAS L. WINGERTER                   21,062      184,499     32,501      *
EARNEST F. GLOYNA                      9,800(9)    61,000      6,000      *
R. RUDOLPH REINFRANK                   4,000       61,000      6,000      *
DAVID L. FIST                            600       61,000      6,000      *
BERNARD DUROC-DANNER                      --       51,000      6,000      *
JAMES E. BARNES                       30,000(10)    22,000        --      *
SIMON KUKES                           10,000       15,000         --
DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP (12 PERSONS)            5,393,014    2,413,495    483,505       9.0%

----------------------------------------------------------------------------------


*       Less than 1%

                     PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

(1)  Includes shares for which the person:

       o has sole voting and investment power, or

       o has shared voting and investment power with his/her spouse Excludes shares that:

       o may be acquired through stock option exercises
(2) Shares that can be acquired through stock option exercises through May 2, 2001.
(3) Shares subject to a vesting schedule, forfeiture risk and other restrictions.
(4) Based on information obtained from 13G filed by Mellon Financial dated January 18, 2001.
(5) Based on information obtained from 13G filed by Dimensional Fund Advisors as of February 2, 2001.
(6) Includes 67,200 shares owned by Mr. Parker's spouse, as to which shares Mr. Parker disclaims any beneficial ownership and has no voting control and 3,796,045 shares held by the Robert L. Parker Trust, over which Mr. Parker has sole voting control and shared dispositive power.
(7) Includes 5,760 shares held as trustee for Mr. Parker Jr.'s nieces, as to which he disclaims any beneficial ownership.
(8) Includes 77,200 shares held by Mr. Davis' spouse in a trust over which she is trustee only.
(9) Includes 2,000 shares held in trust by Dr. Gloyna's spouse, as to which Dr. Gloyna disclaims beneficial ownership.
(10) All shares are held by the James E. Barnes Revocable Trust.

 PERFORMANCE GRAPH

The following performance graph compares cumulative total stockholder returns on the Company's common stock compared to the Standard and Poor's Oil & Gas Drilling Index and a Peer Group Index consisting of Nabors Industries, Rowan Companies, Inc., Noble Drilling Corp., Helmerich & Payne and Pride International, Inc., calculated at the end of each fiscal year, December 31, 1996, through December 31, 2000. The composition of companies that comprise the Peer Group Index was increased based on the diversification of the Company during the last year to enable comparisons with peer companies whose operations and business most closely resemble that of the Company. The graph assumes $100 was invested on December 31, 1995, in the Company's common stock and in each of the referenced indices and assumes reinvestment of dividends.

PERFORMANCE DATA

[Perf Graph]

                         95         96            97            98            99            00
Parker Drilling        100.00   157.1428571   198.9795918    52.0653061    52.0408163    82.6530612
S&P O&G Drilling       100.00   203.9077213   271.1079724   114.7834275   186.4406780   232.1092279
Peer Group (HP, NBR,
  NE, RDC, PDE)        100.00   195.1957295   264.5907473    89.3238434   173.3096085   281.9750890

                                                          EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the chief executive officer and the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for the year ended December 31, 2000 (2000), for the year ended December 31, 1999 (1999), for the four-month period ended December 31, 1998 (4 mo.), and for the fiscal year ended August 31, 1998 (1998).

SUMMARY COMPENSATION TABLE


                                                                           LONG TERM
                                       ANNUAL COMPENSATION            COMPENSATION AWARDS
                                                        OTHER       RESTRICTED                 SECURITIES
                                                        ANNUAL        STOCK      UNDERLYING     ALL OTHER
       NAME AND                  SALARY     BONUS    COMPENSATION    AWARD(S)     OPTIONS/    COMPENSATION
  PRINCIPAL POSITION    PERIOD   ($)(1)      ($)        ($)(2)         ($)        SARS(#)          ($)
-----------------------------------------------------------------------------------------------------------
Robert L. Parker Jr.     2000    493,000   142,500                                            10,703(3)(8)
PRESIDENT AND            1999    497,500   162,925                                150,000     18,147
CHIEF                   4 mo.    177,077        --                                            4,003
EXECUTIVE OFFICER        1998    498,910   150,000                                            10,552

Robert L. Parker         2000    468,000   142,500     139,406                                123,222(4)(8)
CHAIRMAN                 1999    472,500   154,350     154,720                    100,000     329,441
                        4 mo.    168,423        --      23,500                                114,232
                         1998    465,705    50,000      67,336                                344,750

James W. Linn            2000    318,000    66,400                                            9,470(5)(8)
EXECUTIVE VICE           1999    314,500        --                                 89,000     16,290
PRESIDENT               4 mo.    113,731    75,889                                            3,277
AND CHIEF                1998    313,538    85,000                                            8,765
OPERATING OFFICER

James L. Davis           2000    220,000        --                                            8,887(6)(8)
SR. VICE PRESIDENT       1999    209,000    50,000                                 89,000     17,163
FINANCE AND CHIEF       4 mo.     72,346    48,020                                            3,926
FINANCIAL OFFICER        1998    206,192    75,000                                            8,324

Thomas L. Wingerter      2000    170,000    30,000                                            6,722(7)(8)
VICE PRESIDENT --        1999    156,577    57,850                                 50,000     7,050
OPERATIONS              4 mo.     45,969        --                                            2,091
                         1998    129,431    30,000                                            18,346

 EXECUTIVE COMPENSATION

(1) For each of the employed directors, includes director's fees of $18,000 for fiscal years 2000, 1999, and 1998, respectively.
(2) No compensation was received by the Named Executive Officers which requires disclosure in this column except for Mr. Parker whose Other Annual Compensation in 2000 includes $72,330 for tax preparation and $60,342 for salaries to employees who work jointly for the Company and the Robert L. Parker Trust

(3) Mr. Parker Jr.'s All Other Compensation for 2000 is comprised of Company matching contributions to its 401(k) plan of $6,800, $578 representing the full dollar value of the term portion of a company paid premium for split dollar life insurance policy and $3,325 representing the present value of the benefit of the non-term portion of that premium.


(4) Mr. Parker's All Other Compensation for 2000 is comprised of Company matching contributions to its 401(k) plan of $6,800, $14,481 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $101,941 representing the present value of the non-term portion of that premium. See caption "Related Transactions" on page 5.


(5) Mr. Linn's All Other Compensation for 2000 is comprised of Company matching contributions to its 401(k) plan of $6,800, $424 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $2,246 representing the present value of the benefit of the non-term portion of that premium.


(6) Mr. Davis' All Other Compensation for 2000 is comprised of Company matching contributions to its 401(k) plan of $6,800, $365 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $1722 representing the present value of the benefit of the non-term portion of that premium.

(7) Mr. Wingerter's All Other Compensation for 2000 is comprised of Company matching contributions to its 401(k) plan of $4,338, $275 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $2109 representing the present value of the benefit of the non-term portion of that premium.
(8) The present value of the benefit of the non-term portion of the split dollar life insurance policies was determined by calculating the present value of interest at risk on future premiums to be paid by the Company, assuming an interest credit rate of 8% plus the present value of past premiums paid by the Company, assuming an interest credit rating of 8%. The present value of the benefit of the non-term portion of an additional split dollar life insurance policy for Robert L. Parker was determined by multiplying the following factors: the non-term portion of the premium, an assumed interest credit rating of 8%, 10 years (which is the number of years at which point the cash surrender value exceeds the total of premiums paid by the Company) and 8% (net present value).

                                                           DIRECTOR COMPENSATION

                                             NUMBER OF OPTIONS
                                              GRANTED IN 2000
                                           UNDER 1997 STOCK PLAN
-------------------------------------------------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS/(FROM SUMMARY
COMPENSATION TABLE)                           --             --
EXECUTIVE OFFICER GROUP                       --             --
NON-EXECUTIVE OFFICERS                    12,500(1)      37,500(1)
EMPLOYEE GROUP                                --             --
-------------------------------------------------------------------

(1) Mr. Graham was granted 50,000 options on November 15, 2000, 25% of which vested on November 15, 2000, and 25% of which will vest on November 15, 2001, November 15, 2002 and November 15, 2003.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END 2000 OPTION/SAR VALUES

There were no options granted in 2000 to the Named Executive Officers in the Summary Compensation Table. None of the Named Executive Officers exercised any options during 2000 and no stock appreciation rights have been granted since the inception of the 1994 Executive Stock Option Plan, nor are any allowable under the 1997 Stock Plan.

 EXECUTIVE COMPENSATION

The committee also reviewed the equity ownership of the directors and recommended that stock options be granted to Mr. Simon E. Kukes. Based on the committee recommendation, the entire board of directors authorized the issuance of the following options to non-employee directors:

OPTION/SAR GRANTS IN 2000 TO DIRECTORS
--------------------------------------------------------------------------------

                                 NUMBER OF OPTIONS GRANTED IN
                                  2000 UNDER 1997 STOCK PLAN
--------------------------------------------------------------
NAME                             EXERCISABLE   NON-EXERCISABLE
--------------------------------------------------------------
SIMON E. KUKES                     15,000            --

-------------------------------

AGGREGATED FISCAL YEAR-END OPTION VALUES

                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS/
                              OPTIONS/SARS AT            SARS AT DECEMBER 31, 2000
                           DECEMBER 31, 2000(#)                   ($)(1)
-----------------------------------------------------------------------------------
NAME                    EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------
ROBERT L. PARKER JR.      720,999        195,001(2)      $241,620       $148,162
ROBERT L. PARKER          369,999        130,001(3)      $ 93,775       $ 93,775
JAMES W. LINN             408,500        104,500(4)      $153,221       $ 83,458
JAMES J. DAVIS            351,500        104,500(4)      $121,785       $ 83,458
THOMAS L. WINGERTER       171,999         45,001(5)      $ 84,608       $ 46,887

(1) The value per option is calculated by subtracting the exercise price of each option ($4.50 for previous awards under the 1994 Plan and $8.875 for all awards in 1997 under the 1994 and the 1997 Plans and $10.1825 for awards in 1998 under the 1997 Plan and $3.1875 for awards in 1999 under the 1997 Plan) from the $5.063 closing price of the Company's common stock on the New York Stock Exchange on December 29, 2000.
(2) 157,500 vest in 2001 and 37,501 vest in 2002
(3) 105,000 vest in 2001 and 25,001 vest in 2002
(4) 82,249 vest in 2001 and 22,251 vest in 2002

(5) 32,500 vest in 2001 and 12,501 vest in 2002

                                                   COMPENSATION COMMITTEE REPORT


In this section we describe our executive compensation policies and practices, including the compensation we pay our Chief Executive Officer, the next four highly compensated officers and other key employees.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 2000, the Compensation Committee of the Company's Board of Directors consisted of R. Rudolph Reinfrank and David L. Fist. No member of our committee during 2000 was an employee of the Company or any of its subsidiaries. Each member qualifies as a "non-employee director" under Rules 16b-3 of the Securities Exchange Act of 1934 and as an "outside director" under Section 162(m) of the Internal Revenue Code.

Our committee has overall responsibility for the Company's compensation policies for executive officers, other officers and key employees. Our committees functions include:

o determining the compensation of the Chief Executive Officer, Robert L. Parker Jr.

o on recommendation of the Chief Executive Officer, reviewing and approving the other executive officers', other officers' and key employees' compensation, including salary, payments under the annual incentive bonus compensation plan, and

o recommending granting awards to the Board under the Company's stock plans.

Our committee is providing the following report on the Company's compensation policies, the relationship of the Company's performance to such compensation policies and the Chief Executive Officer's compensation.

COMPENSATION POLICIES
The Company's compensation policies for executive and non-executive officers and key employees are designed to address a number of objectives, including rewarding financial performance and rewarding the achievement of returns for stockholders. The Company's policies rely primarily on two principles:

o First, a significant portion of the compensation should be in the form of stock and stock-based incentives, and

o Second, a large portion of cash compensation should be dependent upon meeting stated financial objectives.

When establishing salaries, bonus levels and stock-based awards, our committee considers the job functions, responsibilities and performance during the past year, and the amounts of compensation paid to officers and key employees in similar positions of comparable companies, based on periodic reviews of data obtained from independent consultants. Our committee reviews companies whose size, type of business, assets, and rates of growth are similar to the Company's.

Our committee also makes discretionary and subjective determinations of appropriate compensation amounts to take into account the Company's philosophy of compensating individuals for the success they achieve in managing specific functions or their performance in extraordinary circumstances, such as leadership during difficult market conditions, corporate reorganizations, etc.

In the case of officers and key employees other than Mr. Parker Jr., the committee places great weight on the recommendation of Mr. Parker Jr.

THE VALUE OF EQUITY
A basic premise of the Company's compensation policy is that significant equity participation creates a vital long term partnership between management and other stockholders. Through the Company's Stock Plan, the value of equity ownership is extended to officers and other employees of the Company in a broad-based manner.

 COMPENSATION COMMITTEE REPORT


ANNUAL BASE SALARY
The committee believes that base salary plays a major role in attracting, motivating and retaining effective officers and key employees. As a result, our committee reviews base salaries of officers and key employees annually and generally establishes a base salary at or near the average levels paid by other companies it reviews.

VARIABLE COMPENSATION
The Incentive Bonus Plan ("ICP") covers all officers and key employees and is used as the basis to pay bonuses each year based on the achievement of certain financial and operating objectives. For incentive bonuses to be earned, certain threshold levels of performance must be met. Up to two times employees' base bonuses can be earned if specified minimum levels of performance are achieved. The ICP formulas are based on the following measurement factors which are weighted as to importance:

o EBITDA (earnings before interest, taxes, depreciation and amortization)

o rig utilization

o days sales outstanding on trade accounts receivable

o inventory levels

o overall return on assets

STOCK PLAN
The Company has two Stock Plans that allow the Board to award stock options and stock grants to officers and key employees. The 97 Plan is established as a broad-based plan under the current guidelines of the New York Stock Exchange. Grants during 2000 are noted in the preceding tables.

CHIEF EXECUTIVE OFFICER
Robert L. Parker Jr. receives a base salary of $475,000. His annual bonus is based on the ICP provisions discussed above under "VARIABLE COMPENSATION." Our committee believes that Mr. Parker Jr.'s leadership is a key to our success.
Specifically:

o Mr. Parker Jr. has provided leadership and vision in connection with the strategic direction of the Company,

o Mr. Parker Jr.'s reputation in the industry is an integral part of the success of the Company,

o Mr. Parker Jr.'s guidance has been critical to the Company during periods of depressed market conditions and corporate reorganization.

The amount of Mr. Parker Jr.'s bonus based on performance for 2000 was $200,000, which amount was paid on February 2, 2001. The committee also reviewed prior stock grants and options awards to Mr. Parker Jr. and determined that his current ownership was a sufficient percentage of his overall compensation in accordance with the policies of the Company.

TAX LAW LIMITS ON EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code limits tax deductions for certain executive compensation over $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and stockholders have approved the compensation arrangements. The compensation committee has not yet adopted a formal policy with respect to qualifying compensation paid to its executive officers for an exemption from this limitation on deductibility imposed by this section. The committee anticipates that all compensation paid to its executive officers during 2001 will qualify for deductibility because no executive's compensation is expected to exceed the dollar limitations of such provision.

THE COMPENSATION COMMITTEE
Mr. R. Rudolph Reinfrank, Chairman
Mr. David Fist

                                                          AUDIT COMMITTEE REPORT



In this section we describe the functions of the audit committee as provided by our Charter and the rules and regulations of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). In compliance with these regulations, the entire Board of Directors this year reviewed the composition of the audit committee and:

 (i) determined that each member satisfies the requirement that all audit committee members be "independent" directors as defined by the NYSE,
 (ii) determined that each member possessed the requisite financial literacy, and
 (iii) determined that at least one member possessed financial management expertise.
In addition, the Board reviewed the Charter of the Audit Committee and determined it was in compliance with the applicable regulations, a copy of which is attached hereto in Appendix A.

AUDIT COMMITTEE REPORT


The Audit Committee, in addition to performing its customary duties pursuant to its charter which are summarized on page 13, this year addressed new regulations adopted by the Securities and Exchange Commission and the New York Stock Exchange relating to issues of independence of independent accountants and non-audit functions performed by the independent accountants. Specifically, the audit committee addressed the following matters:


o The committee reviewed 2000 quarterly 10-Q's and reviewed and discussed the 2000 year-end audited financial statements with management and the independent accountants and recommended to the Board that the 2000 audited financial statements be included in the 2000 Annual Report on Form 10-K,

o The committee engaged in private discussions with the independent accountants to discuss matters relevant to the planning and implementation of the audit procedures,

o The committee discussed with the independent accountants the matters contained in the Statement of Auditing Standards No. 61, including without limitation, the quality as well as the completeness and accuracy of the financial statements,

o The committee discussed with the independent accountants their independent status, including the implications of the new SEC regulations regarding the provision of non-audit services by the independent accountants, determined that the provision of the non-audit services was not inconsistent with PWC's status as independent accountants, and received from the independent accountants the disclosures regarding their independence required by Independent Standards Board No. 1, and

o The committee reviewed the fees charged by PricewaterhouseCoopers LLP ("PWC"), the independent accountants, for:

(i) performing the audit of the Company's financial statements,
(ii) designing and implementing any financial information systems, and
(iii) any non-audit services performed during the year, e.g. internal audit.

The Company was billed for the following services performed by PWC during 2000:

AUDIT FEES:
$275,000
FINANCIAL SYSTEMS DESIGN AND
  IMPLEMENTATION:
$0.00
NON-AUDIT SERVICES (including internal audit and tax services)
$605,000

 OTHER INFORMATION

RELATED TRANSACTIONS

Since 1975 when the stockholders approved a Stock Purchase Agreement between the Company and the Robert L. Parker Trust, the Company and Robert L. Parker have entered into various life insurance arrangements on the life of Robert L. Parker. To insure the lives of Mr. and Mrs. Robert L. Parker for $15,200,000 and Mr. Robert L. Parker for $8,000,000, the Company is currently paying $570,490 in annual premiums. Annual premiums funded by the Company will be reimbursed from the proceeds of the policies, plus interest beginning in March 2003 at a one-year treasury bill rate. The Company may use, at its option, up to $7,000,000 of such proceeds to purchase Parker Drilling Company stock from the Robert L. Parker Family Limited Partnership at a discounted price. Robert L. Parker Jr., chief executive officer of the Company and son of Robert L. Parker, will receive one third of the net proceeds of these policies as a beneficiary.

                                     * * *

As part of building business relationships and fostering closer ties to clients, the Company traditionally host customers in a variety of activities such as sporting events and other outdoor activities, coupled with industry-related conferences.

Robert L. Parker, chairman of the Company, through the Robert L. Parker, Sr. Family Limited Partnership (the "Limited Partnership") owns a 2,987 acre ranch near Kerrville, Texas, ("Cypress Springs Ranch") which the Limited Partnership makes available to the Company for customer retreats and forums and meetings for world-wide company management. The Cypress Springs Ranch provides lodging, conference facilities, sporting and other outdoor activities in conjunction with marketing and business purposes.

These information meetings facilitate in-depth discussions among oil company customers and company operations personnel on all phases of the industry. Robert
L. Parker has a 50 percent general partnership interest and a 46.5 percent limited partnership interest in the Limited Partnership. The Limited Partnership also owns a 4,982 acre cattle ranch near Mazie, Oklahoma ("Mazie Ranch"), 40 miles from the corporate headquarters in Tulsa, Oklahoma. The Mazie Ranch is also used by the Company for outdoor activities by customers and is available to employees for outdoor activities and other family recreation. There is an understanding between the Company and the Limited Partnership that the Cypress Springs Ranch and the Mazie Ranch shall be available for Company use without limitation. In consideration for the availability and use of these facilities, the Company pays only the portion of the ranch operating expenses based on the Company's actual use of said facilities. The total amount of these operating expenses paid by the Company in fiscal year 2000 was $173,360.

Additionally, the Company uses a 1,380 acre ranch ("Camp Verde Ranch") owned by Robert L. Parker Jr., which is near the Cypress Springs Ranch. The Camp Verde Ranch is used to provide additional facilities and lodging for business functions at Cypress Springs Ranch, for which the Company pays only that portion of the ranch operating expenses based on the actual use of these facilities. The total amount of these operating expenses paid by the Company in fiscal 2000 was $28,988.

                                                               OTHER INFORMATION

Mr. Robert L. Parker Jr. incurred tax liability of $163,092 on January 5, 1998, in connection with the vesting of restricted stock granted to him in 1995 by the Company pursuant to the Company's 1991 Stock Grant Plan. As is customary the Company paid the estimated taxes on said stock grant pursuant to an agreement that Mr. Parker Jr. would repay said amounts to the Company. At the present time Mr. Parker Jr. is indebted to the Company in the amount of $163,092.

SEVERANCE COMPENSATION AND CONSULTING AGREEMENTS

Each officer named in the Summary Compensation Table and two additional officers have entered into Severance Compensation and Consulting Agreements (the "Agreements") with the Company. Each Agreement has a six-year term but is automatically extended on a year to year basis thereafter unless terminated or unless a change in control occurs, in which case the Agreements will remain in effect until no more benefits are payable thereunder.

Subsequent to the execution of the Agreements, there have been no events of change in control that would trigger the payment of any benefits under the Agreements in the event of the termination of employment of the signatories thereto.

INDEMNIFICATION

We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-Laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that during 2000, all filings with the SEC by its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Exchange Act of 1934.

COSTS OF PROXY SOLICITATION

The Company is paying for and distributing proxies. As part of this process, the Company reimburses brokers, nominees, fiduciaries, and other custodians reasonable fees and expenses in forwarding proxy materials to stockholders. The Company is using Georgeson Shareholder Communications, Inc. as its proxy solicitor to whom it is paying a fee of $7,500 plus expenses. Employees of the Company may also solicit proxies through the mail, telephone or other means. Employees do not receive additional compensation for soliciting proxies.

 OTHER INFORMATION

REQUIREMENTS AND DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATION FOR DIRECTORS

Under our By-laws, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Corporate Secretary of the Company at 8 East Third Street, Tulsa, OK 74103. The nomination or proposed item of business must be received no later than 90 days and no more than 120 days in advance of an annual meeting. The 2001 Annual Meeting is currently scheduled for April 24, 2002.

For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment, including consideration of the recommendations of management.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Corporate Secretary, at our principal executive offices not less than 90 nor more than 120 days before our 2001 Annual Meeting, currently scheduled for April 24, 2002.

If you have questions or need more information about the annual meeting, write to:

  Parker Drilling Company
  Corporate Secretary
  8 East Third Street
  Tulsa, OK 74103

or call us at (918) 585-8221.

Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. The toll free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

By order of the Board of Directors,

/s/ RONALD C. POTTER
Ronald C. Potter
Corporate Secretary

Tulsa, Oklahoma
March 22, 2001

                                                                      APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

A. MISSION STATEMENT

The principal purpose of the Audit Committee shall be to maintain an on-going relationship with senior financial and accounting personnel within Parker Drilling Company (the "Company"), the internal auditors, the independent accountants and the legal department, so as to provide oversight of the financial reporting process, the system of internal controls, the audit processes and the Company's process for monitoring compliance with laws, regulations and the Code of Corporate Conduct, and to report its conclusions to the Board of Directors of the Company.

The Audit Committee shall comply with all regulations and requirements of the SEC, NYSE and other similar governing bodies, as they may be in effect from time to time, regarding the number of members, their independence, their financial literacy and other characteristics of the Committee and its members. The Audit Committee and the Board of Directors shall review this Charter annually.

B. SCOPE OF RESPONSIBILITIES

The Audit Committee's responsibilities and powers are limited to those set forth in this Charter and do not include the planning or conducting of audits, the ultimate determination as to the completeness or accuracy of the Company's financial statements, or the resolution of any disagreements between management and the independent accountants, which matters shall remain the responsibility of management of the Company and the independent accountants. In addition, although the Audit Committee shall provide oversight and direction regarding issues involving compliance with laws, regulations, the Company's Code of Corporate Conduct and the Foreign Corrupt Practices Act, the Audit Committee shall not be charged with assuring that the Company is in compliance therewith.

C. SCOPE OF ACTIVITIES

1. GENERAL

o Provide an open avenue for communication between (a) the Board of Directors and (b) the internal auditors and the independent accountants

o Review the adequacy of the Company's internal control structure, including training and implementation of procedures

o Review management's monitoring of compliance with the Company's Code of Corporate Conduct and with the Foreign Corrupt Practices Act

o Review, with Company's and/or outside counsel, any legal matters that could have a significant impact on the Company's financial statements

o Review the findings of any examinations by regulatory agencies, such as the SEC

o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

o Perform other oversight functions as requested by the Board of Directors

2. INDEPENDENT ACCOUNTANTS

The firm of independent accountants engaged to audit the financial records and internal controls of the Company shall ultimately be accountable to the Board of Directors

 APPENDIX A

and the Audit Committee. The independent auditors shall:

o Recommend to the Board of Directors the independent accountants to be nominated for appointment by shareholders to audit the financial records

o Review the performance of the independent accountants

o Verify the independence of the independent accountants; obtain annually a formal written statement from the independent accountants delineating all relationships between itself and the Company, and discuss this with the independent accountants as necessary

3. INTERNAL AUDITORS

The internal auditors employed or engaged to perform the internal audit function for the Company shall be ultimately accountable to the Board of Directors and the Audit Committee. They shall:

o Review and concur in the qualifications and appointment of the internal auditors

o Review and approve management's annual internal audit plan

o Review the internal audit reports provided by the internal auditor; discuss with management and the internal auditors as necessary

o Review the performance of the internal auditors

4. REVIEW OF FINANCIAL STATEMENTS AND REPORTS

o Review the independent accountants' proposed audit scope and approach

o Review the Company's annual financial statements and the independent accountants' audit report thereon, and discuss these with management and the independent accountants; discuss matters as required under SAS No. 61

o Recommend to the Board of Directors whether or not the audited financial statements be included in the Company's annual report and filed with the SEC

o Review the Company's interim financial reports

ANNUAL REPORT

The Company has provided to each person whose proxy is being solicited a copy of its 2000 Annual Report to Stockholders. The Company will provide without charge to each person who requests, a copy of the Company's annual report on Form 10-K (including the financial statements and financial schedules thereto) required to be filed with the Securities and Exchange Commission for the year ended December 31, 2000. Such requests should be directed to Mr. Chuck Sullivan, Investor and Public Relations Department, Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma 74103.

Stockholders are invited to keep current on the Company's latest contracts, news releases and other developments throughout the year by way of the Internet. The Parker Drilling Company home page can be accessed by setting your World Wide Web browser to http://www.parkerdrilling.com for regularly updated information.

                             PARKER DRILLING COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                            THURSDAY, APRIL 25, 2001
                                   10:00 A.M.

                                 PARKER BUILDING
                               8 EAST THIRD STREET
                                 TULSA, OKLAHOMA







--------------------------------------------------------------------------------

[LOGO]

       PARKER DRILLING COMPANY - 2001 PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         PROXY

The undersigned appoints ROBERT L. PARKER and ROBERT L. PARKER JR., or either of them, as Proxies, with the power of substitution, and authorizes them to represent the undersigned at the annual meeting of stockholders to be held April 25, 2001, or any adjournment thereof, and to vote all the shares of common stock of Parker Drilling Company held of record by the undersigned on March 9, 2001, as designated on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS IN EACH SUCH CASE.







                    See reverse side for voting instructions.

                                                 ------------------------------
                                                 COMPANY #
                                                 CONTROL #
                                                 ------------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on April 24, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/pkd/ - QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on April 24, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Parker Drilling Company, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.



 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             o Please detach here o

             THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.


1. Election of directors -- director nominees:
      01  Bernard Duroc-Danner                                             [ ] Vote FOR        [ ] Vote WITHHELD
      02  James E. Barnes                                                      all nominees        from all nominees

                                                                           -----------------------------------------------
(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box to the right.)
                                                                           -----------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION to increase the authorized number of shares of
   Company common stock from 120,000,000 to 140,000,000

                                                              [  ]  For             [  ]  Against         [  ]   Abstain

3. PROPOSAL TO APPROVE the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the year 2001.

                                                              [  ]  For             [  ]  Against         [  ]   Abstain

4. IN THEIR DISCRETION, the Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
Discontinue Duplicate Mailings?  [  ]
I Plan to Attend the Meeting     [  ]           Date
Address Change?                  [  ]               ----------------------------
Indicate change below:


THERE ARE THREE WAYS TO VOTE YOUR PROXY         --------------------------------

                                                --------------------------------
                                                Signature(s) In Box
                                                Please sign exactly as your
                                                name(s) appear on Proxy. If held
                                                in joint tenancy, all persons
                                                must sign. Trustees,
                                                administrators, etc. should
                                                include title and authority.
                                                Corporations should provide full
                                                name of corporation and title of
                                                authorized officer signing the
                                                proxy.